                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                   FORM 8-K/A


                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): October 5, 2001



                            STONEPATH GROUP, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                     0-26929                      65-0867684
      --------                     -------                      ----------
  (State or other           (Commission File No.)              (IRS Employer
  jurisdiction of                                           Identification No.)
   incorporation)

                        Two Penn Center Plaza, Suite 605
                             Philadelphia, PA 19102
                             -----------------------
                     (Address of principal executive office)




       Registrant's telephone number, including area code: (215) 564-9193


          (Former name or former address, if changed since last report)


GENERAL EXPLANATION

         The purpose of this Report is to amend the registrant's Current Report on Form 8-K dated October 5, 2001 and filed October 19, 2001 (the "Initial Report"), relative to the acquisition by Stonepath Group, Inc. of 100 percent of the outstanding stock of M.G.R., Inc., d/b/a "Air Plus Limited" and its operating affiliates, a group of Minneapolis-based privately held companies that provide a full range of logistics and transportation services(collectively, "Air Plus"). This Report amends the Initial Report so as to provide the information required under Item 7(b).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b) Pro Forma Condensed Consolidated Financial Information.

             Basis of Presentation

             Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001

             Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2001

             Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2000

         (c) Exhibits (referenced to Item 601 of Regulation S-K).

         2.5 Stock Purchase Agreement by and among Stonepath Logistics, Inc., Stonepath Group, Inc. and M.G.R., Inc., Distribution Services, Inc., Contract Air, Inc., the Shareholders of M.G.R., Inc., Distribution Services, Inc., Contract Air, Inc. and Gary A. Koch (as Shareholders' Agent)*

         2.6 First Amendment to Stock Purchase Agreement by and among Stonepath Logistics, Inc., Stonepath Group, Inc. and M.G.R., Inc., Distribution Services, Inc., Contract Air, Inc., the Shareholders of M.G.R., Inc., Distribution Services, Inc., Contract Air, Inc. and Gary A. Koch (as Shareholders' Agent)*

         10.65 Executive Employment Agreement dated as of October 5, 2001 between M.G.R., Inc. and Jack E. Duffey*

         10.66 Executive Employment Agreement dated as of October 5, 2001 between M.G.R., Inc. and David A. Koch*

         10.67 Executive Employment Agreement dated as of October 5, 2001 between M.G.R., Inc. and Robert G. Heydt*

         10.68 Executive Employment Agreement dated as of October 5, 2001 between M.G.R., Inc. and James R. Such*

         10.69 Executive Employment Agreement dated as of October 5, 2001 between M.G.R., Inc. and Robert C. Carlson*

         10.70 Executive Employment Agreement dated as of October 5, 2001 between M.G.R., Inc. and Gary A. Koch*

         23     Consent of Independent Accountants*

         99.1   Press Release dated October 8, 2001*

         99.2   Press Release dated October 10, 2001*


      *Filed as part of the Registrant's Current Report on Form 8-K dated October 5, 2001, filed October 19, 2001, and incorporated herein by reference.

            PRO FORMA FINANCIAL INFORMATION PROVIDED UNDER ITEM 7(b)

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


BASIS OF PRESENTATION

On October 5, 2001, Stonepath Group, Inc. ("Stonepath") acquired 100 percent of the outstanding stock of M.G.R., Inc., d/b/a "Air Plus Limited" and its operating affiliates, a group of Minneapolis-based privately held companies that provide a full range of logistics and transportation services (collectively, "Air Plus"). The total value of the transaction was $34.5 million, consisting of cash of $17.5 million paid at closing and a four year earn-out arrangement based upon the future financial performance of Air Plus. The $17.0 million earn-out is payable in annual installments of $3.0, $5.0, $5.0, and $4.0 million, respectively, for each of the 2002, 2003, 2004, and 2005 calendar years that Air Plus achieves pre-tax net income of at least $6.0 million (the "targeted net income"). The earn-out payment is reduced on a dollar-for-dollar basis to the extent Air Plus does not meet the targeted net income.

These contingent payments will be accounted for as additional cost of Air Plus when the earnings contingency is resolved and the consideration is issued or becomes issuable. Accordingly, the purchase price allocation presented herein is preliminary and includes only the $17.5 million paid at closing financed through Stonepath's existing funds.

The following unaudited pro forma condensed consolidated balance sheet at September 30, 2001 presents Stonepath's acquisition of Air Plus as if it had occurred on September 30, 2001. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2000 and the nine months ended September 30, 2001 presents Stonepath's acquisition of Air Plus as if it had occurred on January 1, 2000 and excludes the historical effect of discontinued operations. The detailed assumptions used to prepare the unaudited pro forma condensed consolidated financial information are contained in the accompanying explanatory notes.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations which would have actually been reported had the transaction been consummated at the dates mentioned above or which may be reported in the future. This unaudited pro forma condensed consolidated financial information is based upon the respective historical financial statements of Stonepath and Air Plus and should be read in conjunction with those statements and the related notes.

                              STONEPATH GROUP, INC.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                               September 30, 2001

                                                                  Historical Statements
                                                                ---------------------------          Pro Forma        Pro Forma
                             Assets                             Stonepath          Air Plus          Adjustments       Results
                                                               -------------     -----------       --------------   -------------
Current assets:
     Cash and cash equivalents                                $  31,876,170     $   428,070      $ (18,700,000)(a)  $  13,604,240
     Available-for-sale securities                                   57,846         301,967                 --            359,813
     Accounts receivable, less allowance for doubtful
       accounts of $169,601                                              --       7,960,903                 --          7,960,903
     Loans receivable                                               130,162              --                 --            130,162
     Prepaid expenses and other current assets                       30,375         298,209                 --            328,584
                                                              -------------     -----------      -------------      -------------
                 Total current assets                            32,094,553       8,989,149        (18,700,000)        22,383,702

Ownership interests in and advances to Affiliate Companies        1,433,783              --                 --          1,433,783
Goodwill, net                                                            --              --         12,905,639 (b)     12,905,639
Furniture and equipment, net                                         75,043       1,355,215                 --          1,430,258
Other assets                                                        382,265         240,814          1,000,000 (c)      1,623,079
                                                              -------------     -----------      -------------      -------------
                                                              $  33,985,644     $10,585,178      $  (4,794,361)     $  39,776,461
                                                              =============     ===========      =============      =============

              Liabilities and Stockholders' Equity

Current liabilities:
     Accounts payable and accrued expenses                    $     303,808     $ 5,445,455      $          --      $   5,749,263
     Notes payable to shareholders                                       --         245,362                 --            245,362
     Short-term borrowings                                               --         100,000                 --            100,000
     Net liabilities of discontinued operations                     695,000              --                 --            695,000
                                                              -------------     -----------      -------------      -------------
                 Total current liabilities                          998,808       5,790,817                 --          6,789,625
                                                              -------------     -----------      -------------      -------------

Stockholders' equity:
     Convertible preferred stock, Series C                            3,868              --                 --              3,868
     Common stock, Stonepath Group                                   20,487              --                 --             20,487
     Common stock, Air Plus                                              --         304,270           (304,270)(d)             --
     Additional paid-in capital                                 209,567,588              --                 --        209,567,588
     Retained earnings (deficit)                               (173,609,522)      4,705,376         (4,705,376)(d)   (173,609,522)
     Deferred compensation                                       (2,808,354)             --                 --         (2,808,354)
     Accumulated other comprehensive loss                          (187,231)       (215,285)           215,285 (d)       (187,231)
                                                              -------------     -----------      -------------      -------------
                 Total stockholders' equity                      32,986,836       4,794,361         (4,794,361)        32,986,836
                                                              -------------     -----------      -------------      -------------
                                                              $  33,985,644     $10,585,178      $  (4,794,361)     $  39,776,461
                                                              =============     ===========      =============      =============


                            Pro Forma Adjustment Legend

(a) To reflect payment of $17.5 million purchase price paid at closing plus approximately $1.2 million of capitalized closing costs.

(b) To reflect the excess of the acquisition cost over the estimated fair value of net assets acquired (goodwill).

(c)  To reflect the value assigned to acquired intangibles

(d) To reflect the elimination of the stockholders' equity accounts of Air Plus.

                              STONEPATH GROUP, INC.
         Unaudited Pro Forma Condensed Consolidated Statement of Operations
                       Nine months ended September 30, 2001

                                                                   Historical Statements
                                                              ------------------------------        Pro Forma       Pro Forma
                                                                 Stonepath        Air Plus          Adjustments      Results
                                                               -------------    -------------     --------------   ------------
Revenues                                                       $         --     $ 40,044,898      $      --        $ 40,044,898

Operating expenses:
      Purchased transportation                                           --      (23,142,551)            --         (23,142,551)
      Salaries, wages and benefits                               (1,265,445)      (6,867,679)            --          (8,133,124)
      Depreciation and amortization                                (107,165)        (384,518)            --            (491,683)
      Rent                                                         (158,804)      (2,145,589)            --          (2,304,393)
      Stock-based compensation                                   (3,369,406)              --             --          (3,369,406)
      General and administrative                                 (2,188,527)      (5,454,637)       (90,000)(a)      (7,733,164)
                                                               ------------      -----------       --------        ------------
            Total operating expenses                             (7,089,347)     (37,994,974)       (90,000)        (45,174,321)
                                                               ------------      -----------       --------        ------------
            Income (loss) from operations                        (7,089,347)       2,049,924        (90,000)         (5,129,423)

Interest and dividend income                                      1,175,536           10,252       (841,500)(b)         344,288
Other losses                                                     (4,502,696)              --             --          (4,502,696)
Equity in losses of Affiliate Companies                          (3,284,609)          (3,819)            --          (3,288,428)
                                                               ------------      -----------       --------        ------------
            Net income (loss) from continuing operations       $(13,701,116)     $ 2,056,357      $(931,500)       $(12,576,259)
                                                               ============      ===========       ========        ============
Basic and diluted net loss per common share -
   continuing operations                                       $      (0.83)(c)                                    $      (0.77)(c)
                                                               ============                                        ============

                           Pro Forma Adjustment Legend

(a)  To reflect amortization of acquired identifiable intangibles

(b) To reflect payment of $17.5 million purchase price paid at closing plus approximately $1.2 million of capitalized closing costs and resulting reduced average cash balance invested at a rate of 6%.

(c) Basic and diluted net loss per common share - continuing operations calculated as follows:

                                                                    Historical         Pro Forma
                                                                     Stonepath          Results
                                                                 ----------------   ----------------

          Net loss                                                 $ (13,701,116)     $ (12,576,259)
          Preferred stock dividends                                   (3,238,502)        (3,238,502)
                                                                ----------------   ----------------
          Net loss attributable to common stockholders             $ (16,939,618)     $ (15,814,761)
                                                                ================   ================

          Weighted average common shares outstanding                  20,463,909         20,463,909
                                                                ================   ================

          Basic and diluted net loss per common share              $       (0.83)     $       (0.77)
                                                                ================   ================

                              STONEPATH GROUP, INC.
         Unaudited Pro Forma Condensed Consolidated Statement of Operations
                          Year ended December 31, 2000

                                                                   Historical Statements
                                                             ------------------------------     Pro Forma          Pro Forma
                                                                Stonepath        Air Plus       Adjustments          Results
                                                             --------------   -------------    ------------       ------------

Revenues                                                     $         --     $56,201,458      $        --        $ 56,201,458

Operating expenses:
     Purchased transportation                                          --     (31,856,174)              --         (31,856,174)
     Salaries, wages and benefits                              (1,830,137)    (11,805,734)       4,612,486 (a)      (9,023,385)
     Depreciation and amortization                             (1,620,855)       (424,803)        (120,000)(b)      (2,145,658)
     Rent                                                        (355,729)     (2,097,615)              --          (2,453,344)
     Stock-based compensation                                 (15,887,067)         --                   --         (15,887,067)
     General and administrative                                (5,375,798)     (6,216,391)              --         (11,592,189)
                                                             ------------      ----------      -----------        ------------
            Total operating expenses                          (25,069,586)    (52,400,717)       4,492,486         (72,977,817)
                                                             ------------      ----------      -----------        ------------
            Income (loss) from operations                     (25,069,586)      3,800,741        4,492,486         (16,776,359)

Interest and dividend income                                    2,080,140          55,542       (1,122,000)(c)       1,013,682
Other losses                                                   (4,981,933)        (66,394)              --          (5,048,327)
Equity in losses of Affiliate Companies                        (7,781,868)             --               --          (7,781,868)
                                                             ------------      ----------      -----------        ------------
            Net income (loss) from continuing operations     $(35,753,247)     $3,789,889      $ 3,370,486        $(28,592,872)
                                                             ============      ==========      ===========        ============

Basic and diluted net loss per common share -
   continuing operations                                     $      (4.62)(d)                                     $      (4.21)(d)
                                                             ============                                         ============



                           Pro Forma Adjustment Legend

(a) To reflect contractual reduction in officers compensation at Air Plus, a former S-Corporation.

(b)  To reflect amortization of acquired identifiable intangibles

(c) To reflect payment of $17.5 million purchase price paid at closing plus approximately $1.2 million of capitalized closing costs and resulting reduced average cash balance invested at a rate of 6%.

(d) Basic and diluted net loss per common share - continuing operations calculated as follows:

                                                                      Historical              Pro Forma
                                                                      Stonepath                Results
                                                                  -------------------    --------------------
            Net loss                                               $    (35,753,247)      $     (28,592,872)
            Preferred stock dividends                                   (45,750,830)            (45,750,830)
                                                                  -----------------      ------------------
            Net loss attributable to common stockholders           $    (81,504,077)      $     (74,343,702)
                                                                  =================      ==================

            Weighted average common shares outstanding                   17,657,913              17,657,913
                                                                  =================      ==================

            Basic and diluted net loss per common share            $          (4.62)      $           (4.21)
                                                                  =================      ==================


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        STONEPATH GROUP, INC.


Date: December 19, 2001        By: /s/ Dennis L. Pelino
                                  --------------------------------------------
                                  Name: Dennis L. Pelino
                                  Title: Chairman and Chief Executive Officer